Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

January 30, 2014

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 66.8% Increase in Quarterly Earnings

And 56.2% Increase in Annual Earnings

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $1.3 million, or $0.17 per diluted share, for the three months ended December 31, 2013, a 66.8% increase compared to $759 thousand, or $0.10 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.57% and 8.87%, respectively, compared to 0.57% and 5.34% for the same period a year ago.

Fourth quarter highlights include:

×	4.2% growth in commercial loans since September 30, 2013 and 20.5% since year-end 2012.
×	5.2% growth in residential mortgage loans since September 30, 2013 and 37.8% since year-end 2012.
×	Closed $30.8 million in residential mortgage loans for the quarter and $153.7 million for the twelve month period.
×

1.6% deposit growth during the fourth quarter included the planned outflow of a short-term $36 million noninterest-bearing demand deposit. Since year-end 2012, total deposits increased 13.9% with an 18.9% increase in noninterest-bearing demand deposits.

×	Growth in net interest income compared to the third quarter 2013 and the prior year’s quarter due to strong commercial and residential loan portfolio growth.
×	Continued reduction in noninterest expenses compared to the prior quarter periods.
×	Decreased nonperforming loans and other real estate owned compared to the prior quarter and year-end periods.

“We have continued to build on our positive momentum,” reported James A. Hughes, President and CEO.  “We have had a record year, with loans growing in excess of 15% and deposits growing by nearly 14%.   We are now seeing this growth contribute to an increase in top line revenues, and we expect this trend to continue.  We look forward to continued improvement in 2014.”

For the year ended December 31, 2013, net income available to common shareholders totaled $4.1 million, or $0.53 per diluted share, a 56.2% increase compared to $2.6 million or $0.34 per diluted share for 2012.  Return on average assets and average common equity for the annual periods were 0.61% and 7.22%, respectively, compared to 0.53% and 4.80% for the same period a year ago.

Net Interest Income

Year over year, net interest income was flat at $27.4 million; however, net interest income increased $326 thousand to $7.1 million for the quarter ended December 31, 2013 compared to the prior year’s quarter.  Net interest income also showed an increase of $192 thousand over the quarter ending September 30, 2013.    The strong growth in commercial and residential mortgage loan volume over the past year has helped to offset lower yields on our securities and loan portfolios.  We expect net interest income to continue to expand in future quarters due to strong loan growth.   The net interest margin was 3.42% and 3.53% for the quarter and year-to-date periods, respectively.

Provision for Loan Losses

The provision for loan losses for the quarters ended December 31, 2013 and December 31, 2012 was $800 thousand.  For the twelve month period ended December 31, 2013, the provision declined to $2.4 million from $4.0 million in 2012.  The reduced provision, year over year, reflects an improvement in credit quality and a lower level of net charge-offs.

Noninterest Income

Noninterest income decreased $537 thousand to $1.5 million for the three months and $734 thousand to $6.6 million for the year ended December 31, 2013, compared to the same periods last year. The decreases during both periods were driven by lower sales volume of residential mortgage loans.  In addition, there was a reduced volume of SBA loan sales and consequent gains realized.  These decreases were partially offset by increased service and fee income on loans and bank owned life insurance (“BOLI”) income.

During the quarter, $15.8 million in residential mortgage loans were sold at a gain of $312 thousand, compared to $34.0 million sold at a gain of $748 thousand during the prior year’s quarter.  For the year, $78.4 million in residential mortgage loans were sold at a gain of $1.7 million, compared to $105.5 million sold at a gain of $2.3 million during the prior year’s period.  We do not anticipate the rise in interest rates to have a material impact on our residential mortgage origination volume.

SBA loan sales totaled $2.1 million with gains on sale of $262 thousand for the fourth quarter 2012.  There were no sales during the quarter ended December 31, 2013.  For the twelve month period, SBA loan sales totaled $6.3 million with gains on sale of $628 thousand compared to sales of $6.8 million and $688 thousand in gains during the prior year.  We anticipate an increase in the volume of sales in 2014, due to the addition of SBA business development officers.

Noninterest Expense

Noninterest expense decreased $273 thousand to $5.9 million for the three months ended December 31, 2013, while year-to-date expense decreased $300 thousand to $24.0 million.  The decreases in each of these periods were the result of lower mortgage commissions, reduced salary compensation from position vacancies and lower occupancy expense as a result of cost savings realized from the purchase of three of our previously leased locations.  Partially offsetting these decreases were increased processing and communications expenses related to merchant services, electronic banking and check cashing services. Other notable expense fluctuations included a decrease in other expenses during the quarter compared to the prior year period due to a retail loss in 2012 reflected in noninterest expense during the year ago period.   On a year-to-date basis, advertising expenses declined based on the timing of retail related promotions and the utilization of cost effective avenues such as social media, loan collection costs remain elevated due to higher appraisal, insurance and other collection costs, and recruiting and director expenses increased.

Financial Condition

At December 31, 2013, total assets were $921.1 million, an increase of $101.4 million from the prior year-end:

×

Total loans increased $91.7 million or 15.6%, to $678.7 million at December 31, 2013. This growth came in our commercial and residential mortgage loan portfolios which increased $61.8 million and $50.0 million, respectively.  Future loan growth is expected to be primarily in commercial loans, while the Company plans to continue shrinking it’s out of market SBA portfolio.

×

Total deposits increased $89.9 million or 13.9%, to $738.7 million at December 31, 2013, due to growth in time deposits, noninterest-bearing demand deposits, and interest-bearing demand deposits.  Time deposits have increased $80.4 million from year-end, with the majority of this coming in the third and fourth quarters in response to a certificate of deposit (“CD”) promotion and the addition of brokered CDs.

×

Shareholders’ equity was $57.2 million at December 31, 2013, a decrease of $20.3 million from year-end 2012, due primarily to the redemption of $20.6 million in preferred stock issued in connection with the CPP and repurchase of the related warrants for $2.7 million.

×	Book value per common share was $7.55 as of December 31, 2013.
×	At December 31, 2013, the leverage, Tier I and Total Risk Based Capital ratios were 8.08%, 10.74% and 11.99% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

×	Nonperforming assets totaled $15.9 million at December 31, 2013, or 2.34% of total loans and OREO, compared to $19.3 million or 3.28% of total loans and OREO at year-end 2012.
×	OREO decreased $1.2 million to $633 thousand at December 31, 2013, due to the sale of 12 properties.
×	The allowance for loan losses totaled $13.1 million at December 31, 2013, or 1.94% of total loans.
×

Net charge-offs were $1.2 million for the three months ended December 31, 2013, compared to $1.3 million for the same period a year ago.  For the year ended December 31, 2013, net charge-offs were $4.0 million compared to $5.6 million for the prior year period, representing a 29.0% decline.

×

Troubled debt restructurings (“TDRs”) decreased $6.7 million from year-end to $7.9 million due to payoffs, note sales, a refinanced transaction and principal pay downs, partially offset by the addition of two loans.  At December 31, 2013, 94.1% of our TDRs were performing.

“In 2014, we plan to raise a limited amount of capital through a common stock rights offering.  This capital will allow for continued loan and asset growth and will allow our existing shareholders to increase their investment in Unity," said James A. Hughes, President and CEO.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $921 million in assets and $739 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

December 31, 2013

				December 31, 2013 vs.
				September 30, 2013	December 31, 2012
(In thousands, except percentages and per share amounts)	December 31, 2013	September 30, 2013	December 31, 2012%		%
BALANCE SHEET DATA:
Total assets	$921,118	$876,101	$819,730	5.1%	12.4%
Total deposits	738,698	727,112	648,760	1.6	13.9
Total loans	678,701	660,617	587,036	2.7	15.6
Total securities	107,514	106,906	111,053	0.6	(3.2)
Total shareholders' equity	57,173	55,939	77,510	2.2	(26.2)
Allowance for loan losses	(13,141)	(13,550)	(14,758)	(3.0)	(11.0)

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$1,872	$1,986	$1,810	(5.7)	3.4
Provision for income taxes	606	684	643	(11.4)	(5.8)
Net income	1,266	1,302	1,167	(2.8)	8.5
Preferred stock dividends and discount accretion	-	119	408	(100.0)	(100.0)
Income available to common shareholders	$1,266	$1,183	$759	7.0	66.8

Net income per common share - Basic (1)	$0.17	$0.16	$0.10	6.3	70.0
Net income per common share - Diluted (1)	$0.17	$0.15	$0.10	13.3	70.0

Return on average assets	0.57%	0.62%	0.57%	(8.1)	-
Return on average equity (2)	8.87%	8.25%	5.34%	7.5	66.1
Efficiency ratio	68.87%	69.93%	70.66%	(1.5)	(2.5)

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$7,682		$6,470		18.7
Provision for income taxes	2,567		2,226		15.3
Net income	5,115		4,244		20.5
Preferred stock dividends and discount accretion	988		1,602		(38.3)
Income available to common shareholders	$4,127		$2,642		56.2

Net income per common share - Basic (1)	$0.55		$0.35		57.1
Net income per common share - Diluted (1)	$0.53		$0.34		55.9

Return on average assets	0.61%		0.53%		15.1
Return on average equity (2)	7.22%		4.80%		50.4
Efficiency ratio	71.34%		71.06%		0.4

SHARE INFORMATION:
Market price per share	$7.66	$7.46	$6.24	2.7	22.8
Dividends paid	$0.01	$0.01	$-	-	100.0
Book value per common share	$7.55	$7.41	$7.62	1.9	(0.9)
Average diluted shares outstanding (QTD)	7,618	7,822	7,818	(2.6)	(2.6)

CAPITAL RATIOS:
Total equity to total assets	6.21%	6.38%	9.46%	(2.7)	(34.4)
Leverage ratio	8.08%	8.33%	11.14%	(3.0)	(27.5)
Tier 1 risk-based capital ratio	10.74%	10.81%	14.85%	(0.6)	(27.7)
Total risk-based capital ratio	11.99%	12.07%	16.12%	(0.7)	(25.6)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$15,916	$17,903	$19,294	(11.1)	(17.5)
QTD net chargeoffs (annualized) to QTD average loans	0.72%	0.84%	0.90%	(14.3)	(20.0)
Allowance for loan losses to total loans	1.94%	2.05%	2.51%	(5.4)	(22.7)
Nonperforming assets to total loans and OREO	2.34%	2.70%	3.28%	(13.3)	(28.7)
Nonperforming assets to total assets	1.73%	2.04%	2.35%	(15.2)%	(26.4)%

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

December 31, 2013

				December 31, 2013 vs.
				September 30, 2013	December 31, 2012
(In thousands, except percentages)	December 31, 2013	September 30, 2013	December 31, 2012%		%
ASSETS
Cash and due from banks	$24,272	$27,602	$23,705	(12.1)%	2.4%
Federal funds sold and interest-bearing deposits	75,132	47,124	70,487	59.4	6.6
Cash and cash equivalents	99,404	74,726	94,192	33.0	5.5
Securities:
Securities available for sale	81,133	80,926	89,538	0.3	(9.4)
Securities held to maturity	26,381	25,980	21,515	1.5	22.6
Total securities	107,514	106,906	111,053	0.6	(3.2)
Loans:
SBA loans held for sale	6,673	5,893	6,937	13.2	(3.8)
SBA loans held to maturity	48,918	50,445	58,593	(3.0)	(16.5)
SBA 504 loans	31,564	37,041	41,438	(14.8)	(23.8)
Commercial loans	363,340	348,625	301,564	4.2	20.5
Residential mortgage loans	182,067	173,129	132,094	5.2	37.8
Consumer loans	46,139	45,484	46,410	1.4	(0.6)
Total loans	678,701	660,617	587,036	2.7	15.6
Allowance for loan losses	(13,141)	(13,550)	(14,758)	3.0	11.0
Net loans	665,560	647,067	572,278	2.9	16.3
Premises and equipment, net	15,672	15,671	12,062	-	29.9
Bank owned life insurance ("BOLI")	12,749	12,648	9,402	0.8	35.6
Deferred tax assets	6,752	6,880	5,954	(1.9)	13.4
Federal Home Loan Bank stock	5,392	3,952	3,989	36.4	35.2
Accrued interest receivable	3,272	3,131	3,298	4.5	(0.8)
Other real estate owned ("OREO")	633	1,249	1,826	(49.3)	(65.3)
Prepaid FDIC insurance	-	-	1,929	-	(100.0)
Goodwill and other intangibles	1,516	1,516	1,516	-	-
Other assets	2,654	2,355	2,231	12.7	19.0
Total assets	$921,118	$876,101	$819,730	5.1%	12.4%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand deposits	$136,035	$163,617	$114,424	(16.9)%	18.9%
Interest-bearing demand deposits	130,806	119,579	114,838	9.4	13.9
Savings deposits	266,503	280,892	294,533	(5.1)	(9.5)
Time deposits, under $100,000	108,258	95,990	76,994	12.8	40.6
Time deposits, $100,000 and over	97,096	67,034	47,971	44.8	102.4
Total deposits	738,698	727,112	648,760	1.6	13.9
Borrowed funds	107,000	75,000	75,000	42.7	42.7
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	454	430	434	5.6	4.6
Accrued expenses and other liabilities	2,328	2,155	2,561	8.0	(9.1)
Total liabilities	863,945	820,162	742,220	5.3	16.4
Shareholders' equity:
Cumulative perpetual preferred stock	-	-	20,115	-	(100.0)
Common stock	52,051	51,944	54,274	0.2	(4.1)
Retained earnings	5,598	4,408	1,788	27.0	213.1
Accumulated other comprehensive income (loss)	(476)	(413)	1,333	(15.3)	(135.7)
Total shareholders' equity	57,173	55,939	77,510	2.2	(26.2)
Total liabilities and shareholders' equity	$921,118	$876,101	$819,730	5.1%	12.4%

Preferred shares	-	-	21
Issued and outstanding common shares	7,577	7,546	7,534

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2013

				December 31, 2013 vs.
	For the three months ended			September 30, 2013		December 31, 2012
(In thousands, except percentages and per share amounts)	December 31, 2013	September 30, 2013	December 31, 2012	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$9	$9	$16	$-	-%	$(7)	(43.8)%
Federal Home Loan Bank stock	40	40	44	-	-	(4)	(9.1)
Securities:
Taxable	585	591	644	(6)	(1.0)	(59)	(9.2)
Tax-exempt	106	109	103	(3)	(2.8)	3	2.9
Total securities	691	700	747	(9)	(1.3)	(56)	(7.5)
Loans:
SBA loans	519	586	779	(67)	(11.4)	(260)	(33.4)
SBA 504 loans	408	411	548	(3)	(0.7)	(140)	(25.5)
Commercial loans	4,684	4,387	4,270	297	6.8	414	9.7
Residential mortgage loans	1,953	1,861	1,577	92	4.9	376	23.8
Consumer loans	462	480	521	(18)	(3.8)	(59)	(11.3)
Total loans	8,026	7,725	7,695	301	3.9	331	4.3
Total interest income	8,766	8,474	8,502	292	3.4	264	3.1
INTEREST EXPENSE
Interest-bearing demand deposits	102	90	119	12	13.3	(17)	(14.3)
Savings deposits	186	183	251	3	1.6	(65)	(25.9)
Time deposits	598	510	575	88	17.3	23	4.0
Borrowed funds and subordinated debentures	817	820	820	(3)	(0.4)	(3)	(0.4)
Total interest expense	1,703	1,603	1,765	100	6.2	(62)	(3.5)
Net interest income	7,063	6,871	6,737	192	2.8	326	4.8
Provision for loan losses	800	600	800	200	33.3	-	-
Net interest income after provision for loan losses	6,263	6,271	5,937	(8)	(0.1)	326	5.5
NONINTEREST INCOME
Branch fee income	412	398	397	14	3.5	15	3.8
Service and loan fee income	396	351	297	45	12.8	99	33.3
Gain on sale of SBA loans held for sale, net	21	280	262	(259)	(92.5)	(241)	(92.0)
Gain on sale of mortgage loans, net	312	314	748	(2)	(0.6)	(436)	(58.3)
BOLI income	102	100	76	2	2.0	26	34.2
Net security gains	22	34	59	(12)	(35.3)	(37)	(62.7)
Other income	206	173	169	33	19.1	37	21.9
Total noninterest income	1,471	1,650	2,008	(179)	(10.8)	(537)	(26.7)
NONINTEREST EXPENSE
Compensation and benefits	2,925	2,984	3,054	(59)	(2.0)	(129)	(4.2)
Occupancy	652	598	683	54	9.0	(31)	(4.5)
Processing and communications	588	598	549	(10)	(1.7)	39	7.1
Furniture and equipment	368	374	395	(6)	(1.6)	(27)	(6.8)
Professional services	194	210	192	(16)	(7.6)	2	1.0
Loan collection costs	229	188	229	41	21.8	-	-
OREO expenses	94	174	86	(80)	(46.0)	8	9.3
Deposit insurance	173	165	163	8	4.8	10	6.1
Advertising	228	218	210	10	4.6	18	8.6
Other expenses	411	426	574	(15)	(3.5)	(163)	(28.4)
Total noninterest expense	5,862	5,935	6,135	(73)	(1.2)	(273)	(4.4)
Income before provision for income taxes	1,872	1,986	1,810	(114)	(5.7)	62	3.4
Provision for income taxes	606	684	643	(78)	(11.4)	(37)	(5.8)
Net income	1,266	1,302	1,167	(36)	(2.8)	99	8.5
Preferred stock dividends and discount accretion	-	119	408	(119)	(100.0)	(408)	(100.0)
Income available to common shareholders	$1,266	$1,183	$759	$83	7.0%	$507	66.8%

Effective tax rate	32.4%	34.4%	35.5%

Net income per common share - Basic (1)	$0.17	$0.16	$0.10
Net income per common share - Diluted (1)	$0.17	$0.15	$0.10

Weighted average common shares outstanding - Basic	7,560	7,545	7,514
Weighted average common shares outstanding - Diluted	7,618	7,822	7,818
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2013

	For the twelve months ended December 31,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2013	2012	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$39	$72	$(33)	(45.8)%
Federal Home Loan Bank stock	159	189	(30)	(15.9)
Securities:
Taxable	2,443	2,823	(380)	(13.5)
Tax-exempt	460	473	(13)	(2.7)
Total securities	2,903	3,296	(393)	(11.9)
Loans:
SBA loans	2,660	3,430	(770)	(22.4)
SBA 504 loans	1,911	2,645	(734)	(27.8)
Commercial loans	17,322	16,982	340	2.0
Residential mortgage loans	7,013	6,445	568	8.8
Consumer loans	1,947	2,144	(197)	(9.2)
Total loans	30,853	31,646	(793)	(2.5)
Total interest income	33,954	35,203	(1,249)	(3.5)
INTEREST EXPENSE
Interest-bearing demand deposits	383	486	(103)	(21.2)
Savings deposits	710	1,185	(475)	(40.1)
Time deposits	2,191	2,796	(605)	(21.6)
Borrowed funds and subordinated debentures	3,245	3,307	(62)	(1.9)
Total interest expense	6,529	7,774	(1,245)	(16.0)
Net interest income	27,425	27,429	(4)	-
Provision for loan losses	2,350	4,000	(1,650)	(41.3)
Net interest income after provision for loan losses	25,075	23,429	1,646	7.0
NONINTEREST INCOME
Branch fee income	1,505	1,528	(23)	(1.5)
Service and loan fee income	1,370	1,252	118	9.4
Gain on sale of SBA loans held for sale, net	628	688	(60)	(8.7)
Gain on sale of mortgage loans, net	1,650	2,274	(624)	(27.4)
BOLI income	347	296	51	17.2
Net security gains	390	573	(183)	(31.9)
Other income	714	727	(13)	(1.8)
Total noninterest income	6,604	7,338	(734)	(10.0)
NONINTEREST EXPENSE
Compensation and benefits	12,251	12,560	(309)	(2.5)
Occupancy	2,571	2,722	(151)	(5.5)
Processing and communications	2,309	2,180	129	5.9
Furniture and equipment	1,478	1,480	(2)	(0.1)
Professional services	828	789	39	4.9
Loan collection costs	822	682	140	20.5
OREO expenses	458	483	(25)	(5.2)
Deposit insurance	666	664	2	0.3
Advertising	747	839	(92)	(11.0)
Other expenses	1,867	1,898	(31)	(1.6)
Total noninterest expense	23,997	24,297	(300)	(1.2)
Income before provision for income taxes	7,682	6,470	1,212	18.7
Provision for income taxes	2,567	2,226	341	15.3
Net income	5,115	4,244	871	20.5
Preferred stock dividends and discount accretion	988	1,602	(614)	(38.3)
Income available to common shareholders	$4,127	$2,642	$1,485	56.2%

Effective tax rate	33.4%	34.4%

Net income per common share - Basic (1)	$0.55	$0.35
Net income per common share - Diluted (1)	$0.53	$0.34

Weighted average common shares outstanding - Basic	7,547	7,477
Weighted average common shares outstanding - Diluted	7,810	7,794
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

December 31, 2013

	For the three months ended
	December 31, 2013			September 30, 2013
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$46,533	$9	0.08%	$25,841	$9	0.14%
Federal Home Loan Bank stock	4,009	40	3.96	4,022	40	3.95
Securities:
Taxable	89,275	585	2.62	87,694	591	2.70
Tax-exempt	16,975	157	3.70	18,474	162	3.51
Total securities (A)	106,250	742	2.79	106,168	753	2.84
Loans:
SBA loans	55,536	519	3.74	59,755	586	3.92
SBA 504 loans	33,253	408	4.87	37,971	411	4.29
Commercial loans	356,939	4,684	5.21	335,404	4,387	5.19
Residential mortgage loans	176,880	1,953	4.42	163,805	1,861	4.54
Consumer loans	45,708	462	4.01	45,709	480	4.17
Total loans (B)	668,316	8,026	4.78	642,644	7,725	4.78
Total interest-earning assets	$825,108	$8,817	4.25%	$778,675	$8,527	4.36%

Noninterest-earning assets:
Cash and due from banks	23,877			24,367
Allowance for loan losses	(13,653)			(14,310)
Other assets	43,147			44,184
Total noninterest-earning assets	53,371			54,241
Total assets	$878,479			$832,916

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$122,977	$102	0.33%	$115,085	$90	0.31%
Savings deposits	268,745	186	0.27	277,501	183	0.26
Time deposits	186,200	598	1.27	150,533	510	1.34
Total interest-bearing deposits	577,922	886	0.60	543,119	783	0.57
Borrowed funds and subordinated debentures	91,738	817	3.48	92,025	820	3.49
Total interest-bearing liabilities	$669,660	$1,703	0.99%	$635,144	$1,603	0.99%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	149,252			137,711
Other liabilities	2,946			2,918
Total noninterest-bearing liabilities	152,198			140,629
Total shareholders' equity	56,621			57,143
Total liabilities and shareholders' equity	$878,479			$832,916

Net interest spread		$7,114	3.26%		$6,924	3.37%
Tax-equivalent basis adjustment		(51)			(53)
Net interest income		$7,063			$6,871
Net interest margin			3.42%			3.53%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

December 31, 2013

	For the three months ended
	December 31, 2013			December 31, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$46,533	$9	0.08%	$61,710	$16	0.10%
Federal Home Loan Bank stock	4,009	40	3.96	3,990	44	4.39
Securities:
Taxable	89,275	585	2.62	95,626	644	2.69
Tax-exempt	16,975	157	3.70	14,172	153	4.32
Total securities (A)	106,250	742	2.79	109,798	797	2.91
Loans:
SBA loans	55,536	519	3.74	66,669	779	4.67
SBA 504 loans	33,253	408	4.87	41,584	548	5.24
Commercial loans	356,939	4,684	5.21	304,413	4,270	5.58
Residential mortgage loans	176,880	1,953	4.42	133,799	1,577	4.71
Consumer loans	45,708	462	4.01	46,571	521	4.45
Total loans (B)	668,316	8,026	4.78	593,036	7,695	5.17
Total interest-earning assets	$825,108	$8,817	4.25%	$768,534	$8,552	4.44%

Noninterest-earning assets:
Cash and due from banks	23,877			18,386
Allowance for loan losses	(13,653)			(15,566)
Other assets	43,147			38,312
Total noninterest-earning assets	53,371			41,132
Total assets	$878,479			$809,666

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$122,977	$102	0.33%	$112,958	$119	0.42%
Savings deposits	268,745	186	0.27	287,047	251	0.35
Time deposits	186,200	598	1.27	126,233	575	1.81
Total interest-bearing deposits	577,922	886	0.60	526,238	945	0.72
Borrowed funds and subordinated debentures	91,738	817	3.48	90,498	820	3.55
Total interest-bearing liabilities	$669,660	$1,703	0.99%	$616,736	$1,765	1.14%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	149,252			113,164
Other liabilities	2,946			3,181
Total noninterest-bearing liabilities	152,198			116,345
Total shareholders' equity	56,621			76,585
Total liabilities and shareholders' equity	$878,479			$809,666

Net interest spread		$7,114	3.26%		$6,787	3.30%
Tax-equivalent basis adjustment		(51)			(50)
Net interest income		$7,063			$6,737
Net interest margin			3.42%			3.51%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

December 31, 2013

	For the twelve months ended
	December 31, 2013			December 31, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$39,971	$39	0.10%	$49,355	$72	0.15%
Federal Home Loan Bank stock	4,007	159	3.97	4,015	189	4.71
Securities:
Taxable	93,132	2,443	2.62	100,365	2,823	2.81
Tax-exempt	18,587	681	3.66	15,455	701	4.54
Total securities (A)	111,719	3,124	2.79	115,820	3,524	3.04
Loans:
SBA loans	60,891	2,660	4.37	68,536	3,430	5.00
SBA 504 loans	37,920	1,911	5.04	46,153	2,645	5.73
Commercial loans	328,229	17,322	5.28	299,820	16,982	5.66
Residential mortgage loans	155,237	7,013	4.52	134,214	6,445	4.80
Consumer loans	45,705	1,947	4.26	46,487	2,144	4.61
Total loans (B)	627,982	30,853	4.92	595,210	31,646	5.31
Total interest-earning assets	$783,679	$34,175	4.37%	$764,400	$35,431	4.63%

Noninterest-earning assets:
Cash and due from banks	22,728			16,665
Allowance for loan losses	(14,423)			(16,458)
Other assets	41,688			39,625
Total noninterest-earning assets	49,993			39,832
Total assets	$833,672			$804,232

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$118,289	$383	0.32%	$108,825	$486	0.45%
Savings deposits	277,891	710	0.26	282,115	1,185	0.42
Time deposits	146,115	2,191	1.50	138,233	2,796	2.02
Total interest-bearing deposits	542,295	3,284	0.61	529,173	4,467	0.84
Borrowed funds and subordinated debentures	91,475	3,245	3.50	90,473	3,307	3.60
Total interest-bearing liabilities	$633,770	$6,529	1.03%	$619,646	$7,774	1.24%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	130,768			106,412
Other liabilities	3,164			3,335
Total noninterest-bearing liabilities	133,932			109,747
Total shareholders' equity	65,970			74,839
Total liabilities and shareholders' equity	$833,672			$804,232

Net interest spread		$27,646	3.34%		$27,657	3.39%
Tax-equivalent basis adjustment		(221)			(228)
Net interest income		$27,425			$27,429
Net interest margin			3.53%			3.62%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

December 31, 2013

Amounts in thousands, except percentages	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$13,550	$14,309	$14,345	$14,758	$15,294
Provision for loan losses charged to expense	800	600	300	650	800
	14,350	14,909	14,645	15,408	16,094
Less: Chargeoffs
SBA loans	128	211	167	570	251
SBA 504 loans	203	590	200	200	-
Commercial loans	564	253	200	375	1,190
Residential mortgage loans	125	125	-	125	152
Consumer loans	300	229	-	59	-
Total chargeoffs	1,320	1,408	567	1,329	1,593
Add: Recoveries
SBA loans	93	12	8	137	22
SBA 504 loans	3	-	154	25	50
Commercial loans	14	24	65	101	184
Residential mortgage loans	-	13	2	2	-
Consumer loans	1	-	2	1	1
Total recoveries	111	49	231	266	257
Net chargeoffs	1,209	1,359	336	1,063	1,336
Balance, end of period	$13,141	$13,550	$14,309	$14,345	$14,758

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$15,283	$16,654	$13,357	$14,904	$17,468
Other real estate owned ("OREO")	633	1,249	752	1,052	1,826
Nonperforming assets	15,916	17,903	14,109	15,956	19,294
Less: Amount guaranteed by SBA	540	592	736	1,863	1,849
Net nonperforming assets	$15,376	$17,311	$13,373	$14,093	$17,445

Loans 90 days past due & still accruing	$19	$861	$429	$632	$109

Performing Troubled Debt Restructurings (TDRs)	$7,452	$7,705	$10,649	$15,068	$13,576
(1) Nonperforming TDRs included in nonperforming loans	467	1,765	1,658	1,084	1,087
Total TDRs	$7,919	$9,470	$12,307	$16,152	$14,663

Allowance for loan losses to:
Total loans at quarter end	1.94%	2.05%	2.30%	2.40%	2.51%
Nonperforming loans (1)	85.98	81.36	107.13	96.25	84.49
Nonperforming assets	82.56	75.69	101.42	89.90	76.49
Net nonperforming assets	85.46	78.27	107.00	101.79	84.60

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.25%	1.32%	1.01%	2.69%	1.37%
SBA 504 loans	2.39	6.16	0.47	1.73	(0.48)
Commercial loans	0.61	0.27	0.17	0.36	1.31
Residential mortgage loans	0.28	0.27	(0.01)	0.37	0.45
Consumer loans	2.60	1.99	(0.02)	0.51	(0.01)
Total loans	0.72%	0.84%	0.22%	0.73%	0.90%

Nonperforming loans to total loans	2.25%	2.52%	2.15%	2.50%	2.98%
Nonperforming loans and TDRs to total loans	3.35	3.69	3.86	5.02	5.29
Nonperforming assets to total loans and OREO	2.34	2.70	2.26	2.67	3.28
Nonperforming assets to total assets	1.73	2.04	1.71	1.93	2.35

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

December 31, 2013

(In thousands, except percentages and per share amounts)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
SUMMARY OF INCOME:
Total interest income	$8,766	$8,474	$8,401	$8,313	$8,502
Total interest expense	1,703	1,603	1,599	1,624	1,765
Net interest income	7,063	6,871	6,802	6,689	6,737
Provision for loan losses	800	600	300	650	800
Net interest income after provision for loan losses	6,263	6,271	6,502	6,039	5,937
Total noninterest income	1,471	1,650	1,658	1,825	2,008
Total noninterest expense	5,862	5,935	6,074	6,126	6,135
Income before provision for income taxes	1,872	1,986	2,086	1,738	1,810
Provision for income taxes	606	684	739	538	643
Net income	1,266	1,302	1,347	1,200	1,167
Preferred stock dividends and discount accretion	-	119	465	404	408
Income available to common shareholders	$1,266	$1,183	$882	$796	$759

Net income per common share - Basic (1)	$0.17	$0.16	$0.12	$0.11	$0.10
Net income per common share - Diluted (1)	$0.17	$0.15	$0.11	$0.10	$0.10

COMMON SHARE DATA:
Market price per share	$7.66	$7.46	$7.10	$6.51	$6.24
Dividends paid	$0.01	$0.01	$0.01	$-	$-
Book value per common share	$7.55	$7.41	$7.70	$7.67	$7.62
Weighted average common shares outstanding - Basic	7,560	7,545	7,544	7,538	7,514
Weighted average common shares outstanding - Diluted	7,618	7,822	7,911	7,845	7,818
Issued and outstanding common shares	7,577	7,546	7,544	7,548	7,534

OPERATING RATIOS (Annualized):
Return on average assets	0.57%	0.62%	0.67%	0.59%	0.57%
Return on average equity (2)	8.87	8.25	6.11	5.65	5.34
Efficiency ratio	68.87	69.93	72.72	73.91	70.66

BALANCE SHEET DATA:
Total assets	$921,118	$876,101	$824,575	$827,182	$819,730
Total deposits	738,698	727,112	628,369	652,117	648,760
Total loans	678,701	660,617	622,316	596,571	587,036
Total securities	107,514	106,906	111,269	119,334	111,053
Total shareholders' equity	57,173	55,939	68,287	78,157	77,510
Allowance for loan losses	(13,141)	(13,550)	(14,309)	(14,345)	(14,758)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.25%	4.36%	4.51%	4.33%	4.44%
Interest-bearing liabilities	0.99	0.99	1.06	1.04	1.14
Net interest spread	3.26	3.37	3.45	3.29	3.30
Net interest margin	3.42	3.53	3.66	3.52	3.51

CREDIT QUALITY:
Nonperforming assets	15,916	17,903	14,109	15,956	19,294
QTD net chargeoffs (annualized) to QTD average loans	0.72%	0.84%	0.22%	0.73%	0.90%
Allowance for loan losses to total loans	1.94	2.05	2.30	2.40	2.51
Nonperforming assets to total loans and OREO	2.34	2.70	2.26	2.67	3.28
Nonperforming assets to total assets	1.73	2.04	1.71	1.93	2.35

CAPITAL RATIOS AND OTHER:
Total equity to total assets	6.21%	6.38%	8.28%	9.45%	9.46%
Leverage ratio	8.08	8.33	10.23	11.12	11.14
Tier 1 risk-based capital ratio	10.74	10.81	13.36	14.54	14.85
Total risk-based capital ratio	11.99	12.07	14.63	15.80	16.12
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	163	160	153	166	165
1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).